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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 25, 1998

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-43091                  13-3836437
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
   of Incorporation)                 File Number)           Identification No.)

    245 Park Avenue
    New York, New York                                            10167
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  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.
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Filing of Computational Materials

         In connection with the proposed offering of the Champion Home Equity Loan Trust 1998-1 Home Equity Loan Asset-Backed Certificates, Series 1998-1, Class A-1 and Class A-2 Certificates (the "Certificates"), Bear, Stearns & Co. Inc. and Key Capital Markets, Inc., as the underwriters (the "Underwriters") have prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to their potential investors. Bear Stearns Asset Backed Securities, Inc. did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials distributed by Bear, Stearns & Co. Inc. and Key Capital Markets, Inc. are attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1 The Series Term Sheet including Computational Materials distributed by Bear Stearns & Co. Inc., filed on Form 8-K dated September 25, 1998.

99.2 The Series Term Sheet including Computational Materials distributed by Key Capital Markets, Inc., filed on Form 8-K dated September 25, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                              SECURITIES, INC.

                                            By:   /s/ Matthew E. Perkins
                                                ----------------------------
                                                  Name:  Matthew E. Perkins
                                                  Title:    Vice President

Dated:  September 29, 1998


Exhibit Index
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Exhibit                                                                    Page
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99.1      The  Series   Term  Sheet   including   Computational               6
          Materials distributed by Bear Stearns & Co. Inc., filed on Form 8-K dated September 25, 1998

99.2      The  Series   Term  Sheet   including   Computational              10
          Materials distributed by Key Capital Markets, Inc., filed on Form 8-K dated September 25, 1998